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                                                                     EXHIBIT 4.1
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
         COMMON STOCK                                                                COMMON STOCK

            NUMBER                                                                       SHARES

                                             ANTHONY & SYLVAN
   INCORPORATED UNDER THE LAWS               POOLS CORPORATION                    SEE REVERSE FOR CERTAIN
      OF THE STATE OF OHIO                                                  DEFINITIONS AND TRANSFER PROVISIONS

                                                                                  CUSIP
This Certifies that

                                                 SPECIMEN

is the owner of


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                    FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, NO PAR VALUE

                                    ANTHONY & SYLVAN POOLS CORPORATION

 an Ohio corporation, transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the Transfer
                                  Agent and registered by the Registrar.
 Witness the facsimile seal of the Corporation and the facsimile signature of its duly authorized officers.

Dated

/s/ Kevan K. Langner                ANTHONY & SYLVAN POOLS CORPORATION         /s/ Stuart D. Neidus
                                                CORPORATE
       SECRETARY                                   SEAL                              CHAIRMAN
                                                   OHIO

COUNTERSIGNED AND REGISTERED:

BY                NATIONAL CITY BANK
                               TRANSFER AGENT AND REGISTRAR

                                            AUTHORIZED OFFICER
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                       ANTHONY & SYLVAN POOLS CORPORATION


     THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH SHAREHOLDER WHO SO REQUEST THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. SUCH REQUEST MAY BE MADE TO THE CORPORATION OR TO A TRANSFER AGENT.

     Transfer of the shares represented by this Certificate is subject to the provisions of Article SIXTH of the Corporation's Articles of Incorporation as the same may be in effect from time to time. Upon written request delivered to the Secretary of the Corporation at its principal place of business, the Corporation will mail to the holder of this Certificate a copy of such provisions without charge within five (5) days after receipt of written request therefor. By accepting this Certificate the holder hereof acknowledges that it is accepting same subject to the provisions of said Article SIXTH as the same may be in effect from time to time and covenants with the Corporation and each shareholder thereof from time to time to comply with the provisions of said Article SIXTH as the same may be in effect from time to time.

          The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM-as tenants in common         UNIF GIFT MIN ACT-_____Custodian_____
     TEN ENT-as tenants by the entireties                  (Cust)        (Minor)
     JT TEN -as joint tenants with right of           under Uniform Gifts to
             survivorship and not as tenants          Minors
             in common
                                                      Act _______
                                                          (State)

    Additional abbreviations may also be used though not in the above list.


          For value received, ________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY CODE OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
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(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OR ASSIGNEE)

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                                                                        shares
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of the capital stock represented by the within Certificate and do hereby irrevocably constitute and appoint ________________ Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Date ___________


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                              NOTICE: The signature to this assignment must
                                      correspond with the name as written upon the face of the certificate in every particular, without alteration enlargement or any change whatsoever.